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                              EMPLOYMENT AGREEMENT


                 AGREEMENT dated as of October 6, 1994 by and between Price Communications Corporation, a New York corporation with its principal place of business at 45 Rockefeller Plaza, New York, New York 10020 (together with its successors and assigns hereinafter referred to as "Employer"), and Robert Price, an individual residing at 25 East 86th Street, Apartment 8D, New York, New York 10028 ("Employee").

                 WHEREAS, Employee is currently employed by Employer pursuant to an Employment Agreement dated May 8, 1992, as amended to date (the "Existing Employment Agreement"); and

                 WHEREAS, as an executive, director and shareholder of Employer, Employee has extensive and valuable knowledge of the business to be carried on by Employer, and Employer desires to continue the employment of Employee as chief executive officer and a director of Employer.

                 NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, it is mutually agreed as follows:

1. Employment. Employer hereby agrees to employ Employee during the Term (as hereinafter defined), and Employee hereby accepts such employment, upon the terms and conditions set forth herein. During the Term, Employee shall be employed as, and shall have the title of, Chairman of the Board, President and Chief Executive Officer of Employer and shall be a member of the Board of Directors of and shall perform services for Employer and each of Employer's direct and indirect subsidiaries (collectively, the "Companies"). Employee shall report only to the Boards of Directors of the Companies and shall have supervision and control over, and complete responsibility for, the general management and operation of the Companies, and such other powers and duties as may, from time to time, be prescribed by such Boards, provided that such duties are substantially and reasonably consistent with Employee's duties with the Companies prior to the date hereof and are of the type usually assigned to the Chairman of the Board of a company (i.e., chairing meetings of shareholders and directors) and to the President and Chief Executive Officer in charge of the general management of similar companies.

2. Place of Employment. In connection with his employment hereunder, Employee shall be based at Employer's principal executive offices in New York City and Employer shall not, without the written consent of Employee, relocate its principal executive offices outside of New York City during the Term.
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3.       Term.  The term of this Agreement (the "Term") shall commence on the date hereof (the "Effective Date") and shall terminate on the third anniversary of the Effective Date. The Term shall be automatically extended for successive additional three year periods on the expiration of the Term (including upon the expiration of any such additional three year period) unless the Employer shall at least one year prior to any such expiration date notify Employee in writing of its intention to terminate this Agreement upon such expiration date, in which event the Term shall terminate on such expiration date.

4.       Compensation and Related Matters.

         (a) Base Salary. During the Term, Employee shall receive a bi-weekly base salary at the rate of $300,000 per annum; provided, however, that for each calendar year (or portion thereof) that this Agreement remains in effect after 1994, such base salary shall be equal to the
         (i) base salary for the immediately preceding calendar year multiplied by (ii) one plus a percentage equal to the percentage increase from the prior calendar year in the annual consumer price index in the New York-Northern New Jersey-Long Island Consolidated Metropolitan Statistical Area for all urban consumers (1982-84 equals 100), as published by the United States Department of Labor, Bureau of Labor Statistics, with respect to such immediately preceding calendar year.

         (b) Cash Performance Bonuses. In addition to the base salary set forth in paragraph 4(a) above, Employee shall receive cash performance bonuses solely as determined by the Board of Directors of the Employer. Payments of such bonuses shall be made by Employer to Employee no later than one hundred (100) days after the end of each calendar year for which such bonuses are determined by the Board.

         (c) Stock Options. In addition to the base salary and cash performance bonuses, if any, set forth in paragraphs 4(a) and 4(b) above, Employee may be awarded stock options solely as determined by the Board of Directors or Stock Option Committee of the Employer.

         (d) Expenses. Employee shall receive prompt reimbursement for all expenses reasonably incurred by Employee in performing his services hereunder. Employee shall provide such invoices or vouchers as Employer may reasonably request.

         (e) Services Furnished. Employer shall furnish Employee with office space, stenographic assistance and such other facilities, services and other indicia of his position as shall be commensurate with those furnished to him on the date hereof.


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         (f)  Benefit Plans.  Employer shall maintain in full force and effect, and Employee shall be entitled to continue to participate in, all employee benefit plans or arrangements in effect on the date hereof in which Employee now participates or plans and arrangements providing Employee with at least equivalent benefits thereunder. Subject to the preceding sentence, Employer shall not make any changes in such plans and arrangements which would adversely effect Employee's rights or benefits thereunder. Employee shall be entitled to participate in or receive benefits under any employee benefit plan or arrangement made available by Employer in the future to its officers and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Employer shall maintain in full force and effect, at Employer's expense, for the continued benefit of Employee, for a period of two
         (2) years after termination of the Agreement, all medical, life and health and accident insurance plans and programs in which Employee was entitled to participate immediately prior to the termination of this Agreement, or in the event Employee's continued participation in such plans or programs is not permitted under the terms and provisions thereof, then Employer shall arrange, at Employer's expense, to provide Employee with substantially similar benefits during such two year period. Insofar as Employee fails for any reason to obtain coverage comparable to that described in the preceding sentence prior to the expiration of the two-year period referred to in that sentence, the two-year period referred to in such preceding sentence shall be extended for two years in addition to such two-year period (or for any lesser portion of such two additional years as to which Employee fails to obtain such coverage). Nothing paid to Employee under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary, incentive or other compensation payable to Employee pursuant to this Agreement.

         (g) Partial Year Payments. Any payments or benefits payable to Employee in respect of any calendar year or other period during which Employee is employed by Employer for less than the entire such year or period, shall be prorated in accordance with the number of days in such calendar year or period during which Employee is so employed. If Employee's employment is terminated for any reason before the actual payment date for any bonus or incentive payment previously awarded by the Board of Directors of the Employer, Employee shall still be entitled to such bonus or incentive payment for the previous year or period.

         (h) Vacation. Employee shall be entitled to three weeks of paid vacation (or salary equivalent thereto) in each calendar year and other paid absences for holidays, illness,





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         personal time or any similar purpose in accordance with the Employer's policies in effect on the date hereof.

5.       Termination.

         (a) Right to Terminate. Employer may terminate Employee's employment hereunder only for "Cause" (as hereinafter defined). Employee may terminate his employment at any time following the occurrence of an event or condition constituting "Good Reason" (as hereinafter defined). Any such termination shall be effective immediately (subject to paragraph 5(f)(C) below) upon Employee's or Employer's, as the case may be, receipt of a "Notice of Termination" (as hereinafter defined).

         (b) Termination for "Cause" or Death. If Employee's employment hereunder is terminated by Employer for Cause, or as a result of or after Employee's death, Employer shall pay to Employee (or his estate or designee(s), as the case may be) a lump sum severance payment equal to one year's annual base salary as in effect on the date of termination.

         (c) Termination Without "Cause" or for "Good Reason". If Employee's employment hereunder is terminated by Employer without Cause or Employee terminates his employment hereunder for "Good Reason" then Employer shall pay to Employee a lump sum severance payment equal to three times his annual base salary as in effect on the date of termination.

         (d) Termination Without "Good Reason". If Employee terminates his employment hereunder without "Good Reason", Employer shall pay to Employee a lump sum severance payment equal to one year's annual base salary as in effect on the date of termination.

         (e) Other Compensation and Benefits. The provisions of this paragraph 5, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish Employer's or Employee's existing rights, or rights which would accrue solely as a result of the passage of time, under any benefit plan, incentive plan or securities plan, employment agreement or other contract, plan or arrangement, including without limitation any other provision of this Agreement. In the event of any termination of this Agreement for any reason, Employee shall still be entitled to receive all salary and benefits for the pro-rata portion of the year during which he was employed in accordance with the number of days in such year during which he was so employed.

         (f)  Definitions.  For purposes of this Agreement





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                 (A)   "Cause" shall mean any of the following, (i) Employee's
                 commission of any felony or any misdemeanor that involves fraud, moral turpitude or material loss to the Employer or any subsidiary thereof or its business or reputation, (ii) Employee's embezzlement or misappropriation of funds or property of Employer or any subsidiary thereof, (iii) Employee's being sanctioned by state or federal authorities for material violation of laws, rules or regulations applicable to Employer's or any subsidiary's conduct of its business, (iv) Employee's willful misconduct in the performance of his reasonably assigned duties and obligations hereunder which is materially adverse to Employer or any subsidiary thereof or his unreasonable neglect or refusal to perform his reasonably assigned duties and obligations hereunder (unless significantly changed without his consent),
                 (v) Employee's failure to perform the duties or obligations hereunder by reason of any physical or mental incapacity (as hereinafter defined). No act, or failure to act, on Employee's part shall be considered "willful" unless done, or omitted to be done, without good faith and without reasonable belief that the action or omission was in the best interest of Employer.

                 (B) "Good Reason" shall mean the occurrence of any of the events or conditions described in clauses (i) - (v) hereof. (The enumeration of such events shall not imply that they are permitted under this Agreement or any other applicable agreement between the parties hereto.)

                      (i) A material change in Employee's title, position or responsibilities (including reporting responsibilities) which represents an adverse change from his title, position or responsibilities as in effect on the Effective Date or the assignment to Employee of any duties or responsibilities which are inconsistent with his title, position or responsibilities as in effect on the Effective Date;

                      (ii) A reduction in Employee's base salary or other compensation or benefits or any failure to pay or deliver to Employee any cash, stock or other compensation or benefits to which he is entitled within ten (10) days of the date due;

                     (iii) Employer's requiring Employee to be based in any place outside of New York City, except for reasonably required travel on Employer's business;





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                      (iv)        The failure to elect to the Board of
                                  Directors or maintain in office at all times three directors designated by Employee (including Employee) or to comply with any provisions of this Agreement; or

                       (v) The occurrence of a Change in Control (as hereinafter defined).

                 (C) "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstance claimed to provide a basis for termination. Notwithstanding the foregoing, (A) Employee shall not be deemed to have been terminated for Cause unless and until (i) Employee shall have been given reasonable notice of (and in any instance where the act or omission constituting Cause may be curable) and a reasonable opportunity to cure any alleged basis for such termination and (ii) there has been delivered to Employer a copy of a resolution duly adopted by the affirmative vote of a majority of the entire membership of the Board of Directors at a meeting of the Board (after reasonable notice to Employee and opportunity for Employee together with his counsel, the reasonable fees and expenses of which shall be paid by Employer, to be heard at such meeting); and (B) Employee shall not be deemed to have terminated his employment for Good Reason unless and until Employer shall have been given reasonable notice of (and in any instance where the act or omission constituting Good Reason may be curable) and a reasonable opportunity to cure any alleged basis for such termination.

                 (D) "Physical or mental incapacity" shall mean the inability of Employee by reason of a physical or mental illness to perform his duties hereunder for a period of 120 consecutive days or a total of 150 days in any twelve month period and such incapacity is determined by a physician selected by Employee (or his legal representatives) and acceptable to Employer to be such as prevents Employee from performing adequately his normal duties to the Employer. During any period that the Employee is unable to perform his duties by reason of physical or mental incapacity, Employee shall continue to receive his full compensation and benefits hereunder.

                 (E) "Change of Control" shall mean and be deemed to have occurred upon the occurrence of any of the following events:





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                      (i)     Any acquisition by any individual, entity
                              or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares of common stock of the Employer (the "Common Stock") and/or other voting securities of the Employer entitled to vote generally in the election of directors ("Outstanding Company Voting Securities") after which acquisition such individual, entity or group is the beneficial owner of thirty percent (30%) or more of either
                              (1) the then outstanding shares of Common Stock or
                              (2) the Outstanding Company Voting Securities; excluding, however, the following: (1) any acquisition by the Employer, (2) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Employer or (3) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to such Corporate Transaction, the conditions described in clauses
                              (1), (2) and (3) of paragraph 5(f)(E)(iii) are satisfied; or

                     (ii) A change in the composition of the Board of Directors of the Employer (the "Board") such that
                              (w) the individuals who, as of the date hereof, comprise a class of directors of the Board cease for any reason to constitute at least a majority of the class or (x) if there shall at any time cease to be classes of directors of the Board, the individuals who, as of the date hereof, comprise the members of the Board cease for any reason to constitute at least a majority of the Board (the members of each class of directors of the Board as of the date hereof shall be hereinafter referred to as an "Incumbent Class" and the members of all of the Incumbent Classes (or if there shall cease at any time to be classes of directors of the Board, the members of the Board as of the date hereof) shall be hereinafter collectively referred to as the "Incumbent Board"); provided, however, for purposes of this subsection that any individual who becomes a member of a class of the Board or of the Board subsequent to the date hereof





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                             whose election, or nomination for election (y) if
                             by the Employer's shareholders, was approved in advance or contemporaneously with such election by the affirmative vote of at least a majority of those individuals who are members of the Incumbent Board (or deemed to be such pursuant to this proviso), and (z) if by the Board, was approved by the affirmative vote of at least a majority of those individuals who are members of the Incumbent Board (or deemed to be such pursuant to this proviso), shall be considered as though such individual were a member of the Incumbent Board and any applicable Incumbent Class; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or actual or threatened tender offer for shares of the Employer or similar transaction or other contest for corporate control (other than a tender offer by the Employer) shall not be so considered as a member of the Incumbent Board or any applicable Incumbent Class;

                    (iii)    The approval by the shareholders of the
                             Employer of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding shares of Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than seventy percent (70%) of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, (2) no Person (other





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                             than the Employer), any employee benefit plan (or
                             related trust) of the Employer or the corporation resulting from such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, thirty percent (30%) or more of the outstanding shares of Common Stock or Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, thirty percent (30%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of board of directors of the corporation resulting from such Corporate Transaction; or

                      (iv)   The approval of the shareholders of the
                             Employer of (1) a complete liquidation or dissolution of the Employer or (2) the sale or other disposition of all or substantially all of the assets of the Employer; excluding, however, such a sale or other disposition to a corporation, with respect to which following such sale or other disposition, (A) more than seventy percent (70%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding shares of Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition, (B) no Person (other than the Employer and any employee benefit plan (or related trust) of the Employer or such corporation and any Person beneficially owning, immediately prior to such sale or other acquisition, directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock or Outstanding Company Voting





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                        Securities, as the case may be) will beneficially own,
                        directly or indirectly, thirty percent (30%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

         (g) Wrongful Termination. In the event it is determined that Employer did not have a basis upon which to terminate Employee's employment for "Cause", then Employer shall pay Employee severance pay as if this Agreement had been terminated without Cause.

         (h) Payment of Severance. All severance payments due to Employee pursuant to this paragraph 5 and all other unpaid amounts due to Employee under this Agreement as of the date of termination shall be paid in cash within thirty (30) days after the date of termination. If any payment made pursuant to this paragraph 5 is made as a result of Employee's death, such payments shall be in addition to any other payments Employee's spouse, beneficiaries, designees or estate may be entitled to receive pursuant to any employee benefit plan or life insurance policy maintained by the Employer.

6. No Mitigation. Employee shall not be required to mitigate damages or the amount of any payment provided for pursuant to this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for by this Agreement be reduced by any compensation earned by Employee as a result of employment by another employer after the date of termination or otherwise.

7. Releases. Upon payment of all severance amounts due hereunder and satisfaction of all other obligations under this Agreement, Employer and Employee shall each execute and deliver general releases to each other of all claims, rights or causes of action which each party may then have or may ever be able to assert against the other party hereto other than (a) any obligations the Employer amy have to indemnify Employee pursuant to this Agreement, the Certificate of Incorporation and By-laws of Employer or otherwise and (b) the commission by Employee of embezzlement or other misappropriation of Employer's (or any of its subsidiaries') funds or property for the personal benefit of Employee or for other malfeasance willfully and intentionally committed by Employee against the Employer (or any of its





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         subsidiaries) for Employee's personal benefit.  In addition, in consideration of past and future services by the Employee to the Employer, the Employer hereby releases the Employee from any and all claims Employer may have (other than for the commission by Employee of embezzlement or other misappropriation of Employer's (or any of its subsidiaries') funds or property of the personal benefit of Employee or for other malfeasance willfully and intentionally committed by Employee against the Employer (or any of its subsidiaries) for Employee's personal benefit) arising (or which may hereafter arise) in any way out of Employee's relationship with or work performed for Employer on or prior to the Effective Date and whether arising in Employee's capacity as officer, director or employee of Employer or otherwise.

8.       Miscellaneous.

         (a) No Setoff etc. Employer's obligations to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any setoff, counterclaim, recoupment, defense or other claim, right or action which Employer may have against Employee or others (except insofar as the Employer's obligation to make such payments may be subject to setoff as a result of the commission by Employee of embezzlement or other misappropriation of the Employer's (or any of its subsidiaries') funds or property for the personal benefit of the Employee or for other malfeasance willfully and intentionally committed by the Employee against the Employer (or any of its subsidiaries) for his personal benefit), provided however, that Employer may deduct applicable withholding taxes with respect to all such payments.

         (b) Right to Reimbursement. Employee shall be entitled to reimbursement by Employer of any fees or expenses (including reasonable attorneys' fees) incurred by Employee in connection with contesting or disputing any wrongful termination of this Agreement by Employer or in seeking to obtain or enforce any of his rights or benefits to which he is entitled hereunder and as to which a judgment or award has been rendered in favor of Employee.

         (c) Notices. All notices or other communications required or permitted to be given hereunder shall be in writing, delivered by hand or first class mail, postage prepaid, addressed to the addresses specified above or such addresses later designated by any party hereto in writing in accordance with this paragraph and shall be deemed to have been duly given when received by the addressee.

         (d) Headings. The headings in this Agreement are for convenience only and shall not be considered as part of this





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         Agreement or as in any way limiting or amplifying the terms and provisions hereof.

         (e) Late Payments. Any sums due to Employee under this Agreement which are not paid when due shall bear interest from the date thereof to the date of payment at the prime or similar rate then in effect of Employer's then principal lending bank (or Citibank, N.A. if there is no such lending bank).

         (f) Governing Law. This Agreement shall in all respects be interpreted, construed and governed by and in accordance with the internal laws of the State of New York without regard to its conflicts of law rules.

         (g) Indemnification. Employer shall indemnify and hold Employee harmless to the maximum extent permitted by the laws of the State of New York (and the law of any other appropriate jurisdiction after any reincorporation) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees incurred by Employee, in connection with the defense of, or as a result of any action or proceeding (or any appeal from any action or proceeding) in which Employee is made or is threatened to be made a party by reason of the fact that he is or was an officer or director of Employer, regardless of whether such action or proceeding is one brought by or in the right of Employer to procure a judgment in its favor (or other than by or in the right of the Employer).

         (h) Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         (i)  Binding Agreement; Successors and Assigns.

                 (A) This Agreement and all of the rights of the Employee hereunder shall inure to the benefit of, and be enforceable by the Employee and Employee's personal representatives, executors, administrators, heirs, devices, legatees, successors and assigns.

                 (B) Employer shall require any successor or assign to all or substantially all of the business and/or assets of Employer, by agreement in form and substance reasonably satisfactory to Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would be required to perform it, if no succession had taken place. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement





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              and shall entitle Employee to compensation from Employer in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason.

         (j) Severability. If all or any part of any paragraph or subparagraph of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate all or any part of any paragraph or subparagraph not declared to be unlawful or invalid, all of which shall remain enforceable in accordance with their terms. Any paragraph or subparagraph or part thereof so declared to be unlawful or invalid shall be construed in a manner which will give effect to the terms of such paragraph or subparagraph or part thereof to the fullest extent possible while remaining lawful and valid.

         (k) Amendments. This Agreement shall not be altered, amended or modified except by written instruments executed by both Employer (approved by the Board of Directors of the Employer) and Employee. A waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any other term, covenant, agreement or condition. No waiver shall be effective unless in writing and signed by the party sought to be held to the terms thereof.

         (l) Consent to Jurisdiction. The parties hereto irrevocably submit to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding brought by any party or their respective successors or assigns arising out of any breach of any provision hereunder or otherwise relating to this Agreement or the obligations hereunder or the transactions contemplated herein and hereby waive, and agree not to assert by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that it or he is not personally subject to the jurisdiction of the above- named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

              Service of process given in the manner contemplated by and pursuant to the notice terms of this Agreement shall constitute valid service of process upon the parties, their successors and assigns in any action, suit or proceeding in





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
         the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York, or any other tribunal, wherever located having jurisdiction over the parties or any of their assets or properties with respect to any matters as to which they have submitted to jurisdiction as set forth in the immediately preceding paragraph.

         (m) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements except that the Existing Employment Agreement shall remain in full force and effect until the commencement of the Term.

         (n) Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                       PRICE COMMUNICATIONS CORPORATION

                                       By:
                                            ---------------------------


                                            ---------------------------
                                            Robert Price





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